================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT                                        JULY 24, 1997
(DATE OF EARLIEST EVENT REPORTED)                              (JULY 24, 1997)




                              INNKEEPERS USA TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                   0-24568                    65-0503831
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



                             306 ROYAL POINCIANA WAY
                            PALM BEACH, FLORIDA 33480
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (561) 835-1800


================================================================================

ITEM 5. OTHER EVENTS

         This report contains as exhibits (a) the form of Underwriting Agreement among Innkeepers USA Trust and Innkeepers USA Limited Partnership and Lehman Brothers Inc., Montgomery Securities, Bear, Stearns & Co. Inc., Alex. Brown & Sons Incorporated, EVEREN Securities, Inc. and Salomon Brothers Inc in connection with the sale of 9,500,000 shares of the Company's common shares pursuant to the Company's Prospectus Supplement dated July 24, 1997 to a Prospectus dated April 11, 1997, included as part of a Registration
Statement on Form S-3 (No. 333-20309) filed with the Commission on January 24, 1997, and (b) the form of opinion as to tax matters.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit           Description

         1.1 Form of Underwriting Agreement among Innkeepers USA Trust and Innkeepers USA Limited Partnership and Lehman Brothers Inc., Montgomery Securities, Bear, Stearns & Co. Inc., Alex. Brown & Sons Incorporated, EVEREN Securities, Inc. and Salomon Brothers Inc

         8.1               Form of Opinion of Hunton & Williams as to Tax
                           Matters

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             INNKEEPERS USA TRUST
                                                  (REGISTRANT)


Date: July 25, 1997                 By:       /s/ David Bulger
                                       -----------------------------------------
                                                  David Bulger
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description

1.1 Form of Underwriting Agreement among Innkeepers USA Trust and Innkeepers USA Limited Partnership and Lehman Brothers Inc., Montgomery Securities, Bear, Stearns & Co. Inc., Alex. Brown & Sons Incorporated, EVEREN Securities, Inc. and Salomon Brothers Inc

8.1               Form of Opinion of Hunton & Williams as to Tax Matters